SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         GOLF PRODUCT TECHNOLOGIES, INC.
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             (Exact name of registrant as specified on its charter)

             FLORIDA                                   65-1129207
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        (State or jurisdiction of                   (I.R.S. Employer
        incorporation or                             Identification No.)
	organization)


                  3360 NW 53rd Circle, Boca Raton, FL     33496
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               (Address of principal executive offices) (Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. | |

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X |

Securities Act registration statement file number to which this form relates: 333-81246 (if applicable).

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
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                                (Title of Class)

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                                (Title of Class)


Securities to be registered pursuant to Section 12(g) of the Act:


Title of each class                     Name of each exchange on which
To be so registered                     Each class is to be registered
-------------------                     ------------------------------

Common Stock                            The Over the Counter Bulletin Board
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to Be Registered.

      The class of securities to be registered hereby is the Common Stock, $.0001 par value per share (the "Common Stock") of Golf Product Technologies, Inc., a Florida corporation.

      For a description of the Common Stock, reference is made to the Prospectus dated March 14, 2002 contained in the Registration
Statement on Form SB-2 of Golf Product Technologies, Inc.
(Registration No. 333-81246), which description is incorporated herein by reference.

Item 2. Exhibits.

1.	Articles of Incorporation of Golf Product Technologies, Inc
(Incorporated herein by reference to Exhibit 3.1 to the Form SB-2 of Golf Product Technologies, Inc. (Registration No. 333-81246).

2.	Bylaws of Golf Product Technologies (Incorporated herein by
reference to Exhibit 3.2 to the Form SB-2 of Golf Product
Technologies, Inc. (Registration No. 333-81246),



SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

      Date:  May 10, 2002

	GOLF PRODUCT TECHNOLOGIES, INC.

	By:	/s/ Jim Dodrill
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		Jim Dodrill
		President, Principal Executive Officer,
                Principal Financial Officer and Director


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